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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant   /X/

    Filed by a Party other than the Registrant   / /

    Check the appropriate box:

    /X/ Preliminary Information Statement [PRELIMINARY FILING REQUIRED UNDER RULE 14c-5]
    / /  Confidential, for Use of the Commission Only (as permitted by
         Rule 14c-5(d)(2))
    / /  Definitive Information Statement

                    STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
                     (Name of Registrant As Specified In Its Charter)

      -------------------------------------------------------------------
   (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
                    STRATEGIC PARTNERS MODERATE GROWTH FUND
                      STRATEGIC PARTNERS HIGH GROWTH FUND
                              -------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                              -------------------

                             INFORMATION STATEMENT
                               FEBRUARY   , 2003
                              -------------------

TO THE SHAREHOLDERS:

    On November 19, 2002, at a regular meeting of the Board of Trustees of Strategic Partners Asset Allocation Funds (the Trust), the Trustees approved a new subadvisory agreement for the Trust's three separate investment funds consisting of Strategic Partners Conservative Growth Fund, Strategic Partners Moderate Growth Fund and Strategic Partners High Growth Fund (the Funds). The parties to the subadvisory agreement are Prudential Investments LLC (PI), the Trust's investment manager, and RS Investment Management, LP (RS Investments), a new subadviser for the Funds. This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

                                             By order of the Board,

                                             MARGUERITE E. H. MORRISON
                                           SECRETARY

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
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                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
                    STRATEGIC PARTNERS MODERATE GROWTH FUND
                      STRATEGIC PARTNERS HIGH GROWTH FUND
                                 (800) 225-1852
                              -------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                              -------------------

                             INFORMATION STATEMENT
                               FEBRUARY   , 2003
                              -------------------

    This information statement is being furnished to shareholders investing in the Strategic Partners Conservative Growth Fund, Strategic Partners Moderate Growth Fund or Strategic Partners High Growth Fund (the Funds), which are funds of Strategic Partners Asset Allocation Funds (the Trust), in lieu of a proxy statement, pursuant to the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits the Trust's manager to hire new unaffiliated subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

    The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware statutory trust. The Trust's trustees are referred to here as the "Board," "Board Members" or "Trustees." The Trust's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

    We are providing shareholders investing in the Funds as of November 19, 2002 with this information statement. This information statement relates to the approval by the Trustees of a new subadvisory agreement dated November 20, 2002 between Prudential Investments LLC (PI) and RS Investment Management, LP (RS Investments) with respect to a portion of each Fund (the Subadvisory Agreement), a copy of which is attached hereto as Exhibit A. RS Investments replaced Franklin Advisors, Inc. (Franklin), which had served as one of the subadvisers to the Funds since 1998. The subadvisory agreement between PI and Franklin terminated effective at the close of business on November 20, 2002 at which time RS Investments assumed responsibility for managing the portion of the Funds previously managed by Franklin. The previous subadvisory agreement between PI and Franklin was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on May 21, 2002.

    The Trust will pay for the costs associated with preparing and distributing this information statement to its respective shareholders. This information
statement will be mailed on or about February   , 2003.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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THE MANAGER

    PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Trust's manager under a management agreement dated as of November 12, 1998. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $84.4 billion. Information concerning the Trust's current management arrangements can be found in Exhibit B. Information concerning officers of the Trust is set forth in Exhibit C.

SHAREHOLDER REPORTS

    The Trust's most recent annual report for the fiscal year ended July 31, 2002 has been sent to its shareholders. THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED WITHOUT CHARGE BY WRITING THE TRUST AT GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102 OR BY CALLING (800) 225-1852 (TOLL FREE).

NEW SUBADVISORY AGREEMENT

    On November 19, 2002, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreement and the selection by PI of RS Investments to replace Franklin as a subadviser to a portion of the Funds. At that time, the Trustees also unanimously approved termination of the previous subadvisory agreement between PI and Franklin. The Trustees decided to appoint RS Investments as one of the Funds' subadvisers after Franklin informed PI that it no longer wished to provide investment advisory services to the Funds and notified PI of its intention to terminate its subadvisory agreement for business reasons. Before approving the new subadvisory agreement between PI and RS Investments, the Trustees reviewed performance, compliance and organizational materials regarding RS Investments, and representatives of both RS Investments and PI made formal presentations to the Trustees at their November 19, 2002 meeting.

    At the meeting, PI advised the Trustees that following a research screening process intended to identify potential advisers, it had recommended that the Trustees approve a new subadvisory agreement with RS Investments to manage the small cap and mid cap growth segments of the Funds. Among the factors considered by the Trustees in approving the selection of RS Investments were the following:

    - The investment approach followed by RS Investments has been utilized by the firm for many years, and emphasizes the selection of small companies that may be purchased at a discount relative to their growth rate.

    - RS Investments has consistently outperformed industry benchmarks and has outperformed other investment advisers specializing in small cap growth stocks.

    - RS Investments' fund management team has considerable experience in investing in small cap growth stocks, team members conduct on-site visits of companies, and team members maintain an in-depth knowledge of the securities in the Funds.

    - The subadvisory fee to be paid to RS Investments was the same as the fee formerly paid to Franklin.

    For the fiscal year ended July 31, 2002, Franklin received $26,822, $82,376 and $113,740 for managing its portion of the Conservative Growth Fund, Moderate Growth Fund and High Growth Fund, respectively.

    The Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreement with Franklin, except as more fully described below under "Board Consideration of Subadvisory Agreement." See also "Terms of Subadvisory Agreement" below for a description of the new agreement. RS Investments renders investment advice to the Fund in accordance with the investment objective, and

                                       2
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policies of the Funds as established by the Trust and also makes investment decisions to purchase and sell securities on behalf of the Funds, subject to the supervision of PI.

    Section 15 of the Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds, including the Funds, without receiving prior shareholder approval.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENT

    At a regular in-person meeting of the Board at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered and unanimously approved the Subadvisory Agreement. In considering the approval of the Subadvisory Agreement, the Trustees, including the Independent Trustees, considered whether the approval of the Subadvisory Agreement was in the best interests of the Funds. At the meeting, the Trustees reviewed materials furnished by PI and RS Investments.

    The Trustees discussed and reviewed the terms of the Subadvisory Agreement. The material terms of the Subadvisory Agreement are substantially the same as those in the prior subadvisory agreement in effect with Franklin. The subadvisory fees to be paid to RS Investments are the same as the fees formerly paid to Franklin.

    Based upon their review, the Trustees concluded that the Subadvisory Agreement was in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreement.

INFORMATION CONCERNING RS INVESTMENTS

    RS Investments is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of September 30, 2002, the firm managed approximately $4 billion, which included a family of no-load mutual funds and institutional separate accounts. The principal office of RS Investments is at 388 Market Street, Suite 1700, San Francisco, CA 94111.

    Exhibit D contains information about the other mutual funds managed by RS Investments with investment objectives and strategies similar to those of the Funds. Exhibit D also lists the principal executive officers and directors of RS Investments.

TERMS OF SUBADVISORY AGREEMENT

    The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.

    Under the Subadvisory Agreement, RS Investments is compensated by PI (and not the Trust) at an annual rate of 0.50 of 1% of the portion of each Fund's average daily net assets managed by RS Investments. The Subadvisory Agreement provides that, subject to PI's and the Board of Trustees' supervision, RS Investments is responsible for managing the investment operations of the Funds and for making investment decisions and placing orders to purchase and sell securities for such portion of the Funds, all in accordance with the investment objectives and policies of the Funds as reflected in their current prospectuses and statements of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, RS Investments also provides PI with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

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    The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of each Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time with respect to a Fund without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PI, and (3) the Subadvisory Agreement may be terminated at any time by RS Investments or PI on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

    The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, RS Investments will not be liable for any act or omission in connection with its activities as subadviser to the Trust.

SHAREHOLDER PROPOSALS

    As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Marguerite E. H. Morrison
SECRETARY

Dated: February   , 2003

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                                                                       EXHIBIT A

                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
                    STRATEGIC PARTNERS MODERATE GROWTH FUND
                      STRATEGIC PARTNERS HIGH GROWTH FUND

                             SUBADVISORY AGREEMENT

    Agreement made as of this 20th day of November 2002 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and RS Investment Management, LP (RS Investments or the Subadviser),

    WHEREAS, the Manager has entered into a Management Agreement dated November 12, 1998 (the Management Agreement), with Strategic Partners Asset Allocation Funds (the Fund), a Delaware business trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

    WHEREAS, PI desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    NOW, THEREFORE, the Parties agree as follows:

        1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time and delivered to the subadviser by the manager, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund (the Fund Documents) and with the written instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required of it by the Securities and Exchange Commission. The Manager shall provide Subadviser timely with copies of any updated Fund documents.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser), in accordance with the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. The Subadviser agrees that in placing such orders for a fund it shall attempt to obtain best execution,

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           provided that, the Subadviser may, on behalf of such fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided
           (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to such fund and the accounts as to which the Subadviser exercises investment discretion and in the opinion of the Subadviser, the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term. It is understood that Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser or its affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be

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           renewed, modified, or terminated and (iii) periodically report to the
           Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

           (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected.

           (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder requested by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

           (d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

           (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

           (f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

        2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

        3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a monthly fee determined as provided in Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

    This Agreement shall not be considered effective, and the Subadviser shall not earn any fee until such time as the Subadviser commences the management of the portfolio.

        4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the

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    performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

        5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

    Any notice or other communication required to be given pursuant to
    Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,
    Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 388 Market Street, Suite 1700, San Francisco, CA 94111.

        6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

        7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

        8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

        9.  This Agreement shall be governed by the laws of the State of New
    York.

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    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS LLC

                                          BY: /s/   ROBERT F. GUNIA
                                          --------------------------------------
                                             Name: Robert F. Gunia
                                              Title:  Executive Vice President

                                          RS INVESTMENT MANAGEMENT, LP

                                          BY: /s/   STEVEN COHEN
                                          --------------------------------------
                                             Name: Steven Cohen
                                              Title:  Chief Financial Officer

                                   SCHEDULE A

                   STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
                  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
                    STRATEGIC PARTNERS MODERATE GROWTH FUND
                      STRATEGIC PARTNERS HIGH GROWTH FUND

    As compensation for services provided by RS Investment Management, LP, Prudential Investments LLC (PI) will pay RS Investment Management, LP a monthly fee at an annual rate of:

           0.50% of the average daily net assets of the portion of the Conservative Growth Fund subadvised by RS Investment Management, LP.

           0.50% of the average daily net assets of the portion of the Moderate Growth Fund subadvised by RS Investment Management, LP.

           0.50% of the average daily net assets of the portion of the High Growth Fund subadvised by RS Investment Management, LP.

Dated as of November 20, 2002.

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUST

THE MANAGER

    Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Trust's Manager under a management agreement (the Management Agreement) dated as of November 12, 1998, and renewed thereafter as required by the Investment Company Act.

    The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 21, 2002. The Management Agreement was approved by contract owners on November 8, 1999.

TERMS OF THE MANAGEMENT AGREEMENT

    Pursuant to the Management Agreement for the Trust, PI is subject to the supervision of the Trustees and, in conformity with the stated policies of the Trust, manages both the investment operations of the Trust, and the composition of the Trust's Funds, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Fund thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

    The Manager reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of the Trust. PI also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian and Prudential Mutual Fund Services LLC (PMFS), the Trust's transfer and dividend disbursing agent. The management services of PI for the Trust are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

    PI has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreement may be furnished by any such directors, officers or employees of PI.

    In connection with its management of the business affairs of the Trust, PI bears the following expenses:

        (a) the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of PI or the Trust's subadviser;

        (b) all expenses incurred by PI or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

        (c) the fees payable to each subadviser pursuant to the subadvisory agreement between PI and each subadviser.

    For its services, PI is compensated by the Trust at the rate of 0.75% of each Fund's average daily net assets.

    Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadviser, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

    The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the affected party.

INFORMATION ABOUT PI

    PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

    PI acts as manager for the following investment companies, in addition to the Trust:

    Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Target Portfolio Trust.

PI'S DIRECTORS AND OFFICERS

    The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                                                  POSITION WITH PI                       PRINCIPAL OCCUPATIONS
----                                                  ----------------                       ---------------------
David R. Odenath, Jr....................  President, Chief Executive Officer and    President, Chief Executive Officer and
                                            Chief Operating Officer                 Chief Operating Officer, PI; Senior Vice
                                                                                      President, Prudential
Robert F. Gunia.........................  Executive Vice President, Chief           Executive Vice President & Chief
                                            Administrative Officer and Treasurer    Administrative Officer, PI; Vice
                                                                                      President, Prudential; President,
                                                                                      Prudential Investment Management
                                                                                      Services LLC (PIMS)
William V. Healey.......................  Executive Vice President, Chief Legal     Executive Vice President, Chief Legal
                                            Officer and Secretary                   Officer and Secretary, PI; Vice
                                                                                      President and Associate General
                                                                                      Counsel, Prudential; Senior Vice
                                                                                      President, Chief Legal Officer and
                                                                                      Secretary, PIMS
Kevin B. Osborn.........................  Executive Vice President                  Executive Vice President, PI
Judy A. Rice............................  Executive Vice President                  Executive Vice President, PI
Philip N. Russo.........................  Executive Vice President, Chief Officer   Executive Vice President, Chief
                                            and Treasurer                           Financial Officer and Treasurer, PI;
                                                                                      Director of Jennison Associates LLC
Lynn M. Waldvogel.......................  Executive Vice President                  Executive Vice President, PI

THE DISTRIBUTOR AND TRANSFER AGENT

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Trust under a distribution agreement with the Trust. PIMS is a subsidiary of Prudential. Pursuant to separate distribution and service plans (the Plans) adopted under Rule 12b-1 under the 1940 Act, the Funds bear the expense of distribution and service fees paid to PIMS with respect to their Class A, Class B and Class C shares. For the fiscal year ended July 31, 2002, PIMS received distribution and servicing fees from the Funds as listed below:

                                 CLASS A     CLASS B     CLASS C      TOTAL
                                 -------     -------     -------      -----
Conservative Growth...........   $ 46,035   $  677,361   $183,505   $  906,901
Moderate Growth...............   $143,084   $1,169,596   $404,647   $3,030,007
High Growth...................   $ 90,378   $  829,526   $388,743   $1,308,647

    For the fiscal year ended July 31, 2002, PIMS has advised the Trust of its receipt of front-end sales charges from the Funds as listed below:

                                           CLASS A     CLASS C
                                           -------     -------
Conservative Growth.....................   $190,400    $ 77,000
Moderate Growth.........................   $269,400    $179,600
High Growth.............................   $185,000    $123,500

    From these fees, PIMS paid sales charges to affiliated broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Trust that for the fiscal year ended July 31, 2002, it received contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders of the Funds as listed below:

                                           CLASS B     CLASS C
                                           -------     -------
Conservative Growth.....................   $166,400    $11,000
Moderate Growth.........................   $306,200    $27,000
High Growth.............................   $202,800    $21,200

    The Trust's transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $91,000, $236,800 and $281,600 from Conservative Growth Fund, Moderate Growth Fund and High Growth Fund, respectively, for its services in connection with the Funds during the fiscal year ended July 31, 2002.

BROKERAGE

    During the fiscal year ended July 31, 2002, the Funds paid no commissions to Prudential Securities Incorporated or any other affiliated broker.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

NAME (AGE)                                        OFFICE(S) WITH THE FUND                    PRINCIPAL OCCUPATIONS
----------                                        -----------------------                    ---------------------
David R. Odenath, Jr. (45)..............  President                                 President, Chief Executive Officer and
                                                                                    Chief Operating Officer (since June
                                                                                      1999) of PI; Senior Vice President
                                                                                      (since June 1999) of Prudential;
                                                                                      formerly Senior Vice President (August
                                                                                      1993-May 1999) of PaineWebber Group,
                                                                                      Inc.
Robert F. Gunia (56)....................  Vice President                            Executive Vice President and Chief
                                                                                    Administrative Officer (since June 1999)
                                                                                      of Prudential Investments LLC (PI);
                                                                                      Executive Vice President and Treasurer
                                                                                      (since January 1996) of PI; President
                                                                                      (since April 1999) of Prudential
                                                                                      Investment Management Services LLC
                                                                                      (PIMS); Corporate Vice President
                                                                                      (since September 1997) of Prudential;
                                                                                      formerly Senior Vice President (March
                                                                                      1987-May 1999) of Prudential
                                                                                      Securities Incorporated (Prudential
                                                                                      Securities); formerly Chief
                                                                                      Administrative Officer (July
                                                                                      1989-September 1996), Director
                                                                                      (January 1989-September 1996) and
                                                                                      Executive Vice President, Treasurer
                                                                                      and Chief Financial Officer (June
                                                                                      1987-December 1996) of Prudential
                                                                                      Mutual Fund Management, Inc. (PMF);
                                                                                      Vice President and Director (since May
                                                                                      1989) of The Asia Pacific Fund, Inc.;
                                                                                      Vice President and Director (since May
                                                                                      1992) of Nicholas-Applegate Fund, Inc.
Judy A. Rice (55).......................  Vice President                            Executive Vice President (since 1999) of
                                                                                    PI; formerly various positions to Senior
                                                                                      Vice President (1992-1999) of
                                                                                      Prudential Securities; and various
                                                                                      positions to Managing Director
                                                                                      (1975-1992) of Salomon Smith Barney;
                                                                                      Member of Board of Governors of the
                                                                                      Money Management Institute.
Grace C. Torres (43)....................  Treasurer and Principal Financial and     Senior Vice President (since January
                                            Accounting Officer                      2000) of PI; formerly First Vice
                                                                                      President (December 1996-January 2000)
                                                                                      of PI and First Vice President (March
                                                                                      1993-1999) of Prudential Securities.
Marguerite E.H. Morrison (46)...........  Secretary                                 Vice President and Chief Legal
                                                                                    Officer-Mutual Funds and Unit Investment
                                                                                      Trusts (since August 2000) of
                                                                                      Prudential; Senior Vice President and
                                                                                      Assistant Secretary (since February
                                                                                      2001) of PI; Vice President and
                                                                                      Assistant Secretary of PIMS (since
                                                                                      October 2001), previously Vice
                                                                                      President and Associate General
                                                                                      Counsel (December 1996-February 2001)
                                                                                      of PI and Vice President and Associate
                                                                                      General Counsel (September
                                                                                      1987-September 1996) of Prudential
                                                                                      Securities.
Lori E. Bostrom (40)....................  Assistant Secretary                       Vice President and Corporate Counsel
                                                                                    (since October 2002) of Prudential;
                                                                                      formerly Senior Counsel of The
                                                                                      Guardian Life Insurance Company of
                                                                                      America (February 1996-October 2002).

                                                                       EXHIBIT D

                     OTHER FUNDS MANAGED BY RS INVESTMENTS

    The following table sets forth information relating to the other registered investment company funds for which RS Investments acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Funds.

                                                   ANNUAL MANAGEMENT FEE                        APPROXIMATE NET
FUND                                           (AS A % OF AVERAGE NET ASSETS)                ASSETS AS OF 12/31/01
----                                           ------------------------------                ---------------------
*RS Smaller Company Growth Fund.........  1.00%                                     $116,582,665
Diversified Investment Advisors.........  0.50%                                     $257,543,548
Security Benefit Small Cap..............  0.50%                                     $15,947,600 (as of 12/31/02)
SBL Series X............................  0.50%                                     $48,169,269 (as of 12/31/02)

                          MANAGEMENT OF RS INVESTMENTS

    The table below lists the name, address, position with RS Investments and principal occupation during the past five years for the principal executive officers and directors of RS Investments.

                                                               POSITION WITH RS INVESTMENTS
NAME AND ADDRESS                                                 AND PRINCIPAL OCCUPATION
----------------                                                 ------------------------
G. Randall Hecht 22 Turtle Rock Court, Tiburon, CA  Chief Exececutive Officer - RS Investment
  94920...........................................  Management, LP, President and Principal Executive
                                                      Officer - RS Investment Trust, Chief Executive
                                                      Officer - RS Investment Management Co., LLC

James L. Callinan 1875 Willow Rd, Hillsborough, CA  Portfolio Manager - RS Investment Management, LP
  94010...........................................  and RS Investment Management, Inc., Chief
                                                      Investment Officer, Portfolio Manager - RS
                                                      Growth Group LLC

Andrew P. Pilara 718 Miner Road, Orinda, CA         Portfolio Manager - RS Investment Management, LP
  94563...........................................  and RS Value Group LLC, Chief Investment Officer -
                                                      RS Value Group LLC

Steven M. Cohen 1980 Grant Avenue #7, San           Chief Financial Officer - RS Investment Management
  Francisco, CA 94133.............................  Co. LLC

James P. Foster 17 Hollins Drive, Santa Cruz, CA    President - RS Real Estate Group LLC
  95060...........................................

* Not subadvised

                                                                       EXHIBIT E

                            SHAREHOLDER INFORMATION

    As of January 31, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Funds.

    As of January 31, 2003, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of beneficial interest of any Fund were as follows:

                            CONSERVATIVE GROWTH FUND

NAME                                               ADDRESS                               CLASS
----                                               -------                               -----
Frontier Trust Company ............  700 17th St. Suite 300                                A
FBO Stout's RV Sales, Inc.           Denver, CO 80202
Ethel Duffy .......................  20 89th St Apt 3E                                     Z
                                     Brooklyn, NY 11209-5521
Prudential Securities C/F .........  13220 Saint Andrews Dr. #253B                         Z
Ronald J. Katje                      Seal Beach, CA 90740
IRA Rollover DTD 3/08/01
Prudential Retirement Services ....  30 Ed Preate Dr.                                      Z
Administrator For Plan 300031        Scranton, PA 18507-1755
Lansing Bd Of Water and Light

NAME                                              SHARES/%
----                                              --------
Frontier Trust Company ............                         164,850/6.4%
FBO Stout's RV Sales, Inc.
Ethel Duffy .......................                          20,917/5.8%
Prudential Securities C/F .........                         38,529/10.8%
Ronald J. Katje
IRA Rollover DTD 3/08/01
Prudential Retirement Services ....                          26,828/7.5%
Administrator For Plan 300031
Lansing Bd Of Water and Light

                              MODERATE GROWTH FUND

NAME                                               ADDRESS                               CLASS
----                                               -------                               -----
Prudential Retirement Services ....  30 Ed Preate Dr.                                      A
Nominee For Trustee PL 300166        Scranton, PA 18507
Liberty Hospital Retirement
Prudential Retirement Services ....  PO Box 15040                                          A
Nominee For Trustee PI 7131          New Brunswick, NJ 08906
Virginia Physicians, Inc
CLC FAMILY LP .....................  88 Carmel Rd                                          Z
C/O Catherine Consalvas              Commack, NY 11725
Patrick Consalvas
Prudential Retirement Services ....  30 Ed Preate Dr.                                      Z
Administrator For Plan 300031        Scranton, PA 18507
Lansing Bd Of Water And Light
Merrill Lynch, Pierce, Fenner .....  4800 Deer Lake Drive East                             Z
For Sole Benefit of its Customers    Jacksonville, FL 32246

NAME                                              SHARES/%
----                                              --------
Prudential Retirement Services ....                         269,594/5.0%
Nominee For Trustee PL 300166
Liberty Hospital Retirement
Prudential Retirement Services ....                         486,306/9.0%
Nominee For Trustee PI 7131
Virginia Physicians, Inc
CLC FAMILY LP .....................                          40,493/9.5%
C/O Catherine Consalvas
Patrick Consalvas
Prudential Retirement Services ....                          34,056/8.0%
Administrator For Plan 300031
Lansing Bd Of Water And Light
Merrill Lynch, Pierce, Fenner .....                          30,703/7.2%
For Sole Benefit of its Customers

                                HIGH GROWTH FUND

NAME                                               ADDRESS                               CLASS
----                                               -------                               -----
Dr. Neil Nepola TTEE ..............  217 Rose Ave.                                         Z
Dr. Neil Nepola                      Staten Island, NY 10306-2918
MPP/PS Plan DTD 12/28/84
FBO Dr. Neil Nepola
Prudential Retirement Service .....  PO Box 9999                                           Z
Nominee For Trustee PI 300194        Scranton, PA 18507
South Central Community Health
Prudential Retirement Services ....  30 Ed Preate Dr.                                      Z
Administrator For Plan 300031        Scranton, PA 18507-1755
Lansing BD Of Water And Light

NAME                                          SHARES/% OF CLASS
----                                          -----------------
Dr. Neil Nepola TTEE ..............                          27,397/9.6%
Dr. Neil Nepola
MPP/PS Plan DTD 12/28/84
FBO Dr. Neil Nepola
Prudential Retirement Service .....                         47,076/16.5%
Nominee For Trustee PI 300194
South Central Community Health
Prudential Retirement Services ....                          27,637/9.7%
Administrator For Plan 300031
Lansing BD Of Water And Light

    As of January 31, 2003, Prudential Securities was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Fund:

FUND                                                SHARES/% OF CLASS
----                                                -----------------
Conservative Growth Fund
  Class A.........................................   1,331,828/52.0%
  Class B.........................................   3,775,272/43.3%
  Class C.........................................   2,791,614/79.4%
  Class Z.........................................     332,033/92.8%
Moderate Growth Fund
  Class A.........................................   3,306,325/61.4%
  Class B.........................................   5,929,585/46.7%
  Class C.........................................   5,451,087/79.8%
  Class Z.........................................     387,201/90.8%
High Growth Fund
  Class A.........................................   2,264,248/59.9%
  Class B.........................................   3,853,497/46.7%
  Class C.........................................   4,096,644/83.8%
  Class Z.........................................     258,665/90.4%

    In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                                      E-2